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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Amendment No. 3 to Registration Statement on Form S-3 (No. 333-102671) of our report dated March 31, 2003 relating to the financial statements, which appears in Matritech, Inc. Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

Boston, Massachusetts

May 14, 2003